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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated January 16, 1996, included in First Tennessee National Corporation's 1995 Annual Report on Form 10-K, and to all references to our firm in this registration statement.

ARTHUR ANDERSEN LLP

Memphis, Tennessee,
  December 6, 1996.